UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-06110

Western Asset Funds, Inc.

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Street

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-888-425-6432

Date of fiscal year end: December 31

Date of reporting period: March 31, 2010

ITEM 1.	SCHEDULE OF INVESTMENTS

WESTERN ASSET FUND, INC.

WESTERN ASSET LIMITED DURATION PORTFOLIO

FORM N-Q

MARCH 31, 2010

WESTERN ASSET LIMITED DURATION BOND PORTFOLIO

Schedule of investments (unaudited)	March 31, 2010

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
CORPORATE BONDS & NOTES - 46.8%
CONSUMER DISCRETIONARY - 1.2%
Leisure Equipment & Products - 0.0%
Eastman Kodak Co., Senior Notes	7.250%	11/15/13	$10,000	$9,525
Media - 0.9%
Comcast Cable Communications Inc., Senior Notes	6.750%	1/30/11	200,000	209,033
Time Warner Cable Inc., Senior Notes	8.250%	2/14/14	140,000	164,278
Walt Disney Co., Senior Notes	4.700%	12/1/12	160,000	172,596

Total Media				545,907

Multiline Retail - 0.3%
Macy’s Retail Holdings Inc.	5.350%	3/15/12	150,000	157,500

TOTAL CONSUMER DISCRETIONARY				712,932

CONSUMER STAPLES - 2.2%
Beverages - 0.8%
Anheuser-Busch InBev Worldwide Inc., Senior Notes	4.125%	1/15/15	180,000	185,202
Diageo Capital PLC	5.200%	1/30/13	210,000	227,232
Dr. Pepper Snapple Group Inc., Senior Notes	2.350%	12/21/12	70,000	70,496

Total Beverages				482,930

Food & Staples Retailing - 0.1%
Kroger Co., Notes	3.900%	10/1/15	80,000	80,981

Food Products - 0.4%
Kraft Foods Inc., Senior Notes	2.625%	5/8/13	220,000	221,654

Tobacco - 0.9%
Altria Group Inc., Senior Notes	8.500%	11/10/13	50,000	58,445
Altria Group Inc., Senior Notes	9.250%	8/6/19	10,000	12,151
Philip Morris International Inc.	4.875%	5/16/13	300,000	322,233
Reynolds American Inc., Senior Notes	7.250%	6/1/13	120,000	133,435

Total Tobacco				526,264

TOTAL CONSUMER STAPLES				1,311,829

ENERGY - 3.6%
Oil, Gas & Consumable Fuels - 3.6%
Devon Financing Corp. ULC, Notes	6.875%	9/30/11	260,000	280,543
El Paso Natural Gas Co., Senior Notes	5.950%	4/15/17	370,000	385,422
Energy Transfer Partners LP, Senior Notes	9.700%	3/15/19	90,000	113,919
Kinder Morgan Energy Partners LP, Notes	6.750%	3/15/11	310,000	325,706
Occidental Petroleum Corp., Senior Notes	7.000%	11/1/13	400,000	463,338
Pemex Project Funding Master Trust, Senior Notes	0.852%	12/3/12	320,000	316,800	(a)(b)
Shell International Finance BV, Senior Notes	1.875%	3/25/13	60,000	59,941
XTO Energy Inc., Senior Notes	5.650%	4/1/16	170,000	188,217

TOTAL ENERGY				2,133,886

FINANCIALS - 31.1%
Capital Markets - 5.1%
Bear Stearns Co. Inc., Senior Notes	6.400%	10/2/17	160,000	176,755
Deutsche Bank AG, Senior Notes	6.000%	9/1/17	300,000	328,933
Goldman Sachs Capital II, Junior Subordinated Bonds	5.793%	6/1/12	440,000	372,900	(a)(c)
Goldman Sachs Group Inc.	6.600%	1/15/12	210,000	227,860
Goldman Sachs Group Inc., Senior Notes	5.375%	3/15/20	60,000	59,445
Kaupthing Bank HF, Senior Notes	5.750%	10/4/11	290,000	77,575	(b)(d)(e)
Kaupthing Bank HF, Senior Notes	7.625%	2/28/15	700,000	187,250	(b)(d)(e)
Lehman Brothers Holdings Capital Trust VII, Medium-Term Notes	5.857%	5/31/12	570,000	1,425	(a)(c)(d)
Lehman Brothers Holdings Inc., Subordinated Notes	6.500%	7/19/17	200,000	500	(d)
Macquarie Bank Ltd.	2.600%	1/20/12	580,000	591,999	(b)
Merrill Lynch & Co. Inc., Medium-Term Notes	6.150%	4/25/13	450,000	484,516
Morgan Stanley, Notes	5.300%	3/1/13	200,000	212,847
UBS AG Stamford CT, Senior Notes	3.875%	1/15/15	270,000	266,364

Total Capital Markets				2,988,369

See Notes to Schedule of Investments.

WESTERN ASSET LIMITED DURATION BOND PORTFOLIO

Schedule of investments (unaudited) (cont’d)	March 31, 2010

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Commercial Banks - 14.9%
Achmea Hypotheekbank NV	3.200%	11/3/14	360,000	364,591	(b)
ANZ National International Ltd., Senior Notes	2.375%	12/21/12	200,000	200,395	(b)
Bank of Ireland Governor & Co., Senior Notes	2.750%	3/2/12	410,000	410,000	(b)
Bank of Nova Scotia, Senior Notes	0.502%	3/5/12	280,000	279,865	(a)
Bank of Scotland PLC, Senior Secured Notes	5.000%	11/21/11	310,000	321,547	(b)
Bank of Tokyo-Mitsubishi UFJ Ltd., Senior Notes	2.600%	1/22/13	40,000	40,291	(b)
Bank of Tokyo-Mitsubishi UFJ Ltd., Senior Notes	3.850%	1/22/15	200,000	202,088	(b)
Barclays Bank PLC, Senior Notes	2.500%	1/23/13	160,000	160,191
Barclays Bank PLC, Senior Notes	5.200%	7/10/14	120,000	128,140
BNP Paribas, Senior Notes	2.125%	12/21/12	100,000	100,419
Commonwealth Bank of Australia, Senior Notes	2.900%	9/17/14	530,000	535,964	(b)
Commonwealth Bank of Australia, Senior Notes	3.750%	10/15/14	150,000	152,058	(b)
Credit Agricole SA, Subordinated Notes	8.375%	10/13/19	100,000	108,250	(a)(b)(c)
Depfa ACS Bank, Senior Secured Bonds	4.250%	8/16/10	500,000	503,602	(b)
Dexia Credit Local NY, Senior Notes	2.000%	3/5/13	550,000	546,436	(b)
Glitnir Banki HF, Notes	5.815%	1/21/11	720,000	212,400	(a)(b)(d)(e)
Landsbanki Islands HF	7.431%	10/19/17	140,000	14	(b)(c)(d)(e)
Landsbanki Islands HF, Senior Notes	6.100%	8/25/11	410,000	47,150	(b)(d)(e)
Landwirtschaftliche Rentenbank	1.875%	9/24/12	250,000	251,934
Lloyds TSB Bank PLC, Bonds	4.375%	1/12/15	150,000	147,867	(b)
Nordea Bank AB, Senior Notes	3.700%	11/13/14	100,000	100,756	(b)
Resona Preferred Global Securities Cayman Ltd., Junior Subordinated, Bonds	7.191%	7/30/15	360,000	337,447	(a)(b)(c)
Royal Bank of Scotland PLC, Senior Notes	4.875%	3/16/15	220,000	219,946
Santander US Debt SA Unipersonal, Senior Notes	0.299%	7/23/10	550,000	550,025	(a)(b)
Santander US Debt SA Unipersonal, Senior Notes	3.724%	1/20/15	100,000	99,622	(b)
Shinsei Finance Cayman Ltd., Junior Subordinated Bonds	6.418%	7/20/16	310,000	214,983	(a)(b)(c)
SunTrust Capital, Trust Preferred Securities	6.100%	12/1/66	60,000	49,381	(a)
Swedbank AB, Bonds	3.000%	12/22/11	320,000	329,150	(b)
Wachovia Capital Trust III, Junior Subordinated Bonds	5.800%	3/15/11	770,000	652,575	(a)(c)
Wells Fargo Capital X, Capital Securities	5.950%	12/1/86	150,000	137,525
Wells Fargo Capital XIII, Medium-Term Notes	7.700%	3/26/13	290,000	299,425	(a)(c)
Westpac Banking Corp., Notes	3.250%	12/16/11	210,000	217,138	(b)
Westpac Banking Corp., Senior Bonds	2.250%	11/19/12	350,000	352,451
Westpac Banking Corp., Senior Notes	2.900%	9/10/14	560,000	566,274	(b)

Total Commercial Banks				8,839,900

Consumer Finance - 4.1%
American Express Co., Subordinated Debentures	6.800%	9/1/66	300,000	292,500	(a)
American Express Credit Corp., Senior Notes	0.378%	10/4/10	550,000	549,727	(a)
American Express Credit Corp., Senior Notes	5.125%	8/25/14	50,000	53,086
American Honda Finance Corp., Senior Notes	5.125%	12/15/10	550,000	566,482	(b)
FIA Credit Services N.A., Subordinated Notes	7.125%	11/15/12	150,000	164,356	(b)
GMAC Inc., Senior Notes	7.500%	12/31/13	153,000	155,678
GMAC Inc., Subordinated Notes	8.000%	12/31/18	127,000	125,095
Nelnet Inc., Notes	7.400%	9/15/61	120,000	99,801	(a)
SLM Corp., Medium-Term Notes, Senior Notes	8.450%	6/15/18	420,000	424,772

Total Consumer Finance				2,431,497

Diversified Financial Services - 5.2%
Bank of America Corp., Notes, Preferred Securities	8.000%	1/30/18	300,000	306,099	(a)(c)
Bank of America Corp., Senior Notes	4.500%	4/1/15	30,000	30,250
Citigroup Inc., Senior Notes	5.500%	10/15/14	60,000	62,094
Citigroup Inc., Subordinated Notes	5.000%	9/15/14	500,000	499,296
FDIC Structured Sale Guaranteed Notes, zero coupon bond	0.000%	10/25/13	250,000	229,233	(b)(f)
General Electric Capital Corp., Subordinated Debentures	6.375%	11/15/67	450,000	422,438	(a)
JPMorgan Chase Bank N.A., Medium-Term Notes	3.100%	2/11/11	205,000	206,497	(a)(b)
MUFG Capital Finance 1 Ltd., Preferred Securities	6.346%	7/25/16	240,000	237,971	(a)(c)
Private Export Funding Corp., Notes	4.950%	11/15/15	240,000	261,214
TNK-BP Finance SA	6.875%	7/18/11	190,000	197,600	(b)
Westpac Securities NZ Ltd., Senior Notes	2.500%	5/25/12	130,000	132,670	(b)

See Notes to Schedule of Investments.

WESTERN ASSET LIMITED DURATION BOND PORTFOLIO

Schedule of investments (unaudited) (cont’d)	March 31, 2010

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
ZFS Finance USA Trust I	1.407%	12/15/65	540,000	513,000	(a)(b)

Total Diversified Financial Services				3,098,362

Insurance - 1.7%
Berkshire Hathaway Inc., Senior Notes	2.125%	2/11/13	220,000	221,779
Metropolitan Life Global Funding I, Notes	2.875%	9/17/12	170,000	172,805	(b)
Prudential Financial Inc., Senior Notes	2.750%	1/14/13	140,000	140,170
Suncorp-Metway Ltd., Senior Notes	1.751%	7/16/12	450,000	463,805	(a)(b)

Total Insurance				998,559

Thrifts & Mortgage Finance - 0.1%
Countrywide Financial Corp., Medium-Term Notes	5.800%	6/7/12	60,000	63,780

TOTAL FINANCIALS				18,420,467

HEALTH CARE - 1.5%
Health Care Equipment & Supplies - 1.3%
Baxter FinCo BV	4.750%	10/15/10	260,000	266,048
Baxter International Inc., Senior Notes	1.800%	3/15/13	130,000	129,724
Hospira Inc., Senior Notes	5.550%	3/30/12	200,000	212,695
Medtronic Inc., Senior Notes	3.000%	3/15/15	170,000	169,148

Total Health Care Equipment & Supplies				777,615

Health Care Providers & Services - 0.2%
UnitedHealth Group Inc., Senior Notes	4.875%	2/15/13	110,000	117,638

TOTAL HEALTH CARE				895,253

INDUSTRIALS - 2.6%
Airlines - 1.6%
Continental Airlines Inc., Pass-Through Certificates	6.900%	1/2/18	283,663	285,791
Continental Airlines Inc., Pass-Through Certificates	6.545%	8/2/20	175,675	179,189
Continental Airlines Inc., Pass-Through Certificates	6.703%	6/15/21	182,082	167,515
Northwest Airlines Inc., Pass-Through Certificates	1.001%	5/20/14	346,780	298,231	(a)

Total Airlines				930,726

Commercial Services & Supplies - 0.2%
Allied Waste North America Inc., Senior Notes	7.125%	5/15/16	120,000	130,350

Industrial Conglomerates - 0.8%
Tyco International Group SA, Senior Notes	6.375%	10/15/11	300,000	323,229
United Technologies Corp., Senior Notes	5.375%	12/15/17	140,000	150,999

Total Industrial Conglomerates				474,228

TOTAL INDUSTRIALS				1,535,304

MATERIALS - 0.5%
Chemicals - 0.4%
Dow Chemical Co., Notes	5.700%	5/15/18	60,000	62,242
E.I. du Pont de Nemours & Co., Senior Notes	3.250%	1/15/15	170,000	171,035

Total Chemicals				233,277

Metals & Mining - 0.1%
Vale Overseas Ltd., Notes	6.250%	1/23/17	80,000	86,735

TOTAL MATERIALS				320,012

TELECOMMUNICATION SERVICES - 3.1%
Diversified Telecommunication Services - 1.9%
AT&T Inc., Senior Notes	4.850%	2/15/14	250,000	268,422
France Telecom SA, Notes	7.750%	3/1/11	200,000	212,337
Qwest Corp., Notes	8.875%	3/15/12	130,000	142,350
Telefonica Emisiones SAU	0.580%	2/4/13	400,000	391,304	(a)
Verizon Communications Inc., Senior Notes	8.750%	11/1/18	100,000	125,451

Total Diversified Telecommunication Services				1,139,864

Wireless Telecommunication Services - 1.2%
America Movil SAB de CV, Senior Notes	3.625%	3/30/15	100,000	100,339	(b)
Cellco Partnership/Verizon Wireless Capital LLC, Senior Notes	3.750%	5/20/11	260,000	268,093
Rogers Wireless Inc., Secured Notes	6.375%	3/1/14	300,000	332,930

Total Wireless Telecommunication Services				701,362

TOTAL TELECOMMUNICATION SERVICES				1,841,226

See Notes to Schedule of Investments.

WESTERN ASSET LIMITED DURATION BOND PORTFOLIO

Schedule of investments (unaudited) (cont’d)	March 31, 2010

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
UTILITIES - 1.0%
Electric Utilities - 1.0%
FirstEnergy Corp., Notes	6.450%	11/15/11	5,000	5,303
FirstEnergy Solutions Corp., Senior Notes	4.800%	2/15/15	160,000	163,748
Pacific Gas & Electric Co.	4.800%	3/1/14	400,000	429,219

TOTAL UTILITIES				598,270

TOTAL CORPORATE BONDS & NOTES (Cost - $29,652,871)				27,769,179

ASSET-BACKED SECURITIES - 17.6%
FINANCIALS - 17.6%
Automobiles - 2.4%
ARI Fleet Lease Trust, 2010-A A	1.680%	8/15/18	138,137	138,136	(a)(b)
Drive Auto Receivables Trust, 2006-1 A4	5.540%	12/16/13	286,810	292,660	(b)
Ford Credit Auto Owner Trust, 2009-B A2	2.100%	11/15/11	451,007	452,884
Ford Credit Auto Owner Trust, 2009-D A2	1.210%	1/15/12	270,000	270,743
Nissan Master Owner Trust Receivables, 2010-AA A	1.380%	1/15/15	290,000	290,804	(a)(b)

Total Automobiles				1,445,227

Credit Cards - 4.4%
Bank of America Credit Card Trust, 2006-A9 A9	0.240%	2/15/13	650,000	649,203	(a)
Bank of America Credit Card Trust, 2008-A1 A1	0.810%	4/15/13	420,000	420,697	(a)
Chase Issuance Trust, 2006-A5 A	0.250%	11/15/13	600,000	598,336	(a)
Chase Issuance Trust, 2009-A4 A4	0.980%	6/15/12	470,000	470,626	(a)
Citibank Credit Card Issuance Trust, 2009-A5 A5	2.250%	12/23/14	470,000	472,731

Total Credit Cards				2,611,593

Home Equity - 6.1%
Ameriquest Mortgage Securities Inc., 2005-R11 A2D	0.576%	1/25/36	240,000	162,817	(a)
Asset Backed Funding Certificates, 2004-OPT2 M1	0.796%	8/25/33	180,000	135,403	(a)
Bayview Financial Acquisition Trust, 2004-C A1	0.877%	5/28/44	55,824	49,501	(a)
Bayview Financial Acquisition Trust, 2006-D 2A4	0.527%	12/28/36	431,972	294,239	(a)
Bear Stearns Asset-Backed Securities Inc., 2007-SD2 2A1	0.646%	9/25/46	269,598	147,494	(a)
Bear Stearns Asset-Backed Securities Trust, 2006-SD2	0.446%	6/25/36	183,386	172,165	(a)
Bear Stearns Second Lien Trust, 2007-SV1A A1	0.466%	12/25/36	181,148	123,895	(a)(b)
Countrywide Asset-Backed Certificates, 2003-5 AF5	5.739%	2/25/34	588,551	480,726
Countrywide Asset-Backed Certificates, 2007-SE1 1A1	0.796%	5/25/47	746,833	373,569	(a)(b)
Countrywide Home Equity Loan Trust, 2004-O	0.510%	2/15/34	47,582	17,451	(a)
Countrywide Home Equity Loan Trust, 2006-HW 2A1B	0.380%	11/15/36	276,309	200,409	(a)
Ellington Loan Acquisition Trust, 2007-1 A2A1	1.246%	5/26/37	187,142	163,485	(a)(b)
MASTR Specialized Loan Trust, 2006-2	0.506%	2/25/36	227,764	107,710	(a)(b)
MASTR Specialized Loan Trust, 2006-3 A	0.506%	6/25/46	390,908	215,869	(a)(b)
Morgan Stanley Mortgage Loan Trust, 2006-12XS A1	0.366%	10/25/36	24,719	24,327	(a)
Residential Asset Securities Corp., 2003-KS10 AI6	4.540%	12/25/33	154,787	152,575	(a)
Residential Asset Securities Corp., 2006-KS1 A4	0.546%	2/25/36	310,000	174,150	(a)
SACO I Trust, 2006-3 A3	0.706%	4/25/36	545,873	92,011	(a)
Small Business Administration, 2004-2	3.080%	9/25/18	233,392	240,466	(a)
Specialty Underwriting & Residential Finance, 2003-BC4 M1	1.146%	11/25/34	240,000	182,034	(a)
Structured Asset Securities Corp., 2004-SC1	8.661%	12/25/29	64,820	59,728	(a)(b)
UCFC Home Equity Loan, 1998-D MF1	6.905%	4/15/30	33,160	29,037

Total Home Equity				3,599,061

Manufactured Housing - 1.5%
Countryplace Manufactured Housing Contract Trust, 2007-1 A2	5.232%	7/15/37	274,833	269,313	(a)(b)(f)
Green Tree, 2008-MH1 A1	7.000%	4/25/38	371,718	378,851	(a)(b)

See Notes to Schedule of Investments.

WESTERN ASSET LIMITED DURATION BOND PORTFOLIO

Schedule of investments (unaudited) (cont’d)	March 31, 2010

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Origen Manufactured Housing, 2006-A	0.380%	11/15/18	275,218	261,761	(a)

Total Manufactured Housing				909,925

Student Loan - 3.2%
Nelnet Student Loan Trust, 2008-4 A4	1.729%	4/25/24	1,090,000	1,145,840	(a)
SLM Student Loan Trust, 2003-11 A4	0.447%	6/15/20	85,244	84,948	(a)
SLM Student Loan Trust, 2005-10 A3	0.299%	10/25/16	453,280	452,748	(a)
SLM Student Loan Trust, 2007-6 A1	0.419%	4/27/15	196,539	196,464	(a)

Total Student Loan				1,880,000

TOTAL ASSET-BACKED SECURITIES (Cost - $12,062,123)				10,445,806

COLLATERALIZED MORTGAGE OBLIGATIONS - 12.7%
American Home Mortgage Investment Trust, 2005-SD1 1A1	0.696%	9/25/35	400,588	215,130	(a)(b)
Banc of America Funding Corp., 2004-B 3A2	3.464%	12/20/34	66,454	45,867	(a)
Banc of America Mortgage Securities, 2003-D	4.418%	5/25/33	83,730	75,629	(a)
Bayview Commercial Asset Trust, 2005-2A A2	0.596%	8/25/35	283,853	206,468	(a)(b)
Bear Stearns ARM Trust, 2004-10 15A1	3.467%	1/25/35	161,265	138,906	(a)
CBA Commercial Small Balance Commercial Trust, 2005-1A	0.566%	7/25/35	274,437	137,218	(a)(b)
Citigroup Mortgage Loan Trust Inc., 2005-5	2.663%	8/25/35	189,387	112,744	(a)
Citigroup Mortgage Loan Trust Inc., 2007-AR8 1A1A	5.659%	8/25/47	439,312	327,620	(a)
Countrywide Alternative Loan Trust, 2005-51 2A1	0.540%	11/20/35	248,188	136,469	(a)
Countrywide Asset-Backed Certificates, 2005-IM1 A2	0.526%	11/25/35	155,665	142,449	(a)
Countrywide Home Loans, 2005-R3 AF	0.646%	9/25/35	373,858	315,664	(a)(b)
Crusade Global Trust, 2003-2	0.451%	9/18/34	27,485	26,983	(a)
CS First Boston Mortgage Securities Corp., 2004-AR5 7A2	3.606%	6/25/34	206,895	196,413	(a)
CS First Boston Mortgage Securities Corp., 2004-AR6 1A1	4.075%	10/25/34	119,839	110,050	(a)
Federal National Mortgage Association (FNMA), 2002-83 MD	5.000%	9/25/16	486,128	501,089
First Horizon Alternative Mortgage Securities, 2004-AA4 A1	2.495%	10/25/34	176,131	143,975	(a)
First Union National Bank-Bank of America Commercial Mortgage Trust, 2001-C1 A2	6.136%	3/15/33	144,797	147,549
GE Capital Commercial Mortgage Corp., 2001-2 A4	6.290%	8/11/33	280,000	292,164
Government National Mortgage Association (GNMA), 2010-H02 FA	0.920%	2/20/60	409,749	415,404	(a)(f)
Government National Mortgage Association (GNMA), 2010-H03 FA	0.779%	3/20/60	210,000	210,000	(a)(f)
Greenpoint Mortgage Funding Trust, 2006-AR7 1A1B	0.366%	12/25/46	159,368	21,616	(a)
GS Mortgage Securities Corp. II, 2001-1285 C	6.712%	8/15/18	200,000	206,686	(b)
GSMPS Mortgage Loan Trust, 2005-RP3 1AF	0.596%	9/25/35	330,325	263,003	(a)(b)
Indymac INDX Mortgage Loan Trust, 2004-AR15	3.069%	2/25/35	150,056	88,992	(a)
LB-UBS Commercial Mortgage Trust, 2001-WM A2	6.530%	7/14/16	170,000	179,417	(b)
Luminent Mortgage Trust, 2006-7 2A2	0.466%	12/25/36	935,617	213,671	(a)
Medallion Trust, 2003-1G A	0.461%	12/21/33	31,378	29,824	(a)
Merrill Lynch Mortgage Investors Inc., 2003-H A3	2.256%	1/25/29	13,748	12,542	(a)
Merrill Lynch Mortgage Investors Trust, 2004-A1 2A1	3.014%	2/25/34	183,293	170,796	(a)
Prime Mortgage Trust, 2005-2 2A1	7.446%	10/25/32	84,972	81,787	(a)
Residential Asset Mortgage Products Inc., 2004-SL1	7.000%	11/25/31	39,404	39,543
Residential Asset Mortgage Products Inc., 2004-SL2 A4	8.500%	10/25/31	20,812	20,630
Residential Asset Mortgage Products Inc., 2005-SL1 A7	8.000%	5/25/32	400,610	370,783

See Notes to Schedule of Investments.

WESTERN ASSET LIMITED DURATION BOND PORTFOLIO

Schedule of investments (unaudited) (cont’d)	March 31, 2010

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Sequoia Mortgage Trust, 2003-2 A2	0.931%	6/20/33	20,782	17,777	(a)
Sequoia Mortgage Trust, 2004-6 A1	2.142%	7/20/34	99,871	79,599	(a)
Structured ARM Loan Trust, 2005-12 3A1	5.283%	6/25/35	291,525	199,760	(a)
Structured Asset Securities Corp., 2003-22A 3A	2.813%	6/25/33	497,353	407,997	(a)
Structured Asset Securities Corp., 2004-NP1 A	0.646%	9/25/33	121,228	102,438	(a)(b)(e)(f)
Structured Asset Securities Corp., 2005-4XS 3A4	4.790%	3/25/35	300,000	276,300
Wachovia Mortgage Loan Trust LLC, 2005-A 1A1	3.700%	8/20/35	129,245	80,197	(a)
WaMu Mortgage Pass-Through Certificates, 2003-AR8 A	2.846%	8/25/33	176,967	174,536	(a)
WaMu Mortgage Pass-Through Certificates, 2005-AR19	0.656%	12/25/45	419,176	249,525	(a)
WaMu Mortgage Pass-Through Certificates, 2007-HY7 1A1	5.650%	7/25/37	296,722	204,522	(a)
Washington Mutual Mortgage Pass-Through Certificates, 2006-AR4 DA	1.433%	6/25/46	392,300	152,530	(a)

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost - $10,148,855)				7,542,262

MORTGAGE-BACKED SECURITIES - 1.4%
FNMA - 1.0%
Federal National Mortgage Association (FNMA)	2.882%	12/1/34	73,405	75,187	(a)
Federal National Mortgage Association (FNMA)	2.896%	12/1/34	56,899	58,247	(a)
Federal National Mortgage Association (FNMA)	2.121%	1/1/35	165,074	171,070	(a)
Federal National Mortgage Association (FNMA)	2.283%	3/1/35	267,996	278,552	(a)

Total FNMA				583,056

GNMA - 0.4%
Government National Mortgage Association (GNMA)	1.850%	1/20/60	239,835	246,153	(a)(f)

TOTAL MORTGAGE-BACKED SECURITIES (Cost - $814,997)				829,209

SOVEREIGN BONDS - 1.6%
Canada - 0.8%
Province of Ontario, Notes	2.950%	2/5/15	480,000	481,279

Japan - 0.8%
Japan Bank for International Coop., Senior Notes	2.875%	2/2/15	480,000	480,741

TOTAL SOVEREIGN BONDS (Cost - $958,216)				962,020

U.S. GOVERNMENT & AGENCY OBLIGATIONS - 8.2%
U.S. Government Agency - 0.7%
Federal Home Loan Mortgage Corp. (FHLMC), Senior Notes	5.000%	2/16/17	390,000	424,164
U.S. Government Obligations - 7.5%
U.S. Treasury Notes	1.000%	3/31/12	370,000	369,826
U.S. Treasury Notes	1.375%	3/15/13	1,300,000	1,292,382
U.S. Treasury Notes	2.375%	2/28/15	840,000	834,229
U.S. Treasury Notes	2.500%	3/31/15	850,000	847,612
U.S. Treasury Notes	3.250%	12/31/16	110,000	110,146
U.S. Treasury Notes	3.375%	11/15/19	920,000	887,728
U.S. Treasury Notes	3.625%	2/15/20	70,000	68,808

Total U.S. Government Obligations				4,410,731

TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost - $4,873,190)				4,834,895

SECURITY	RATE	SHARES	VALUE
PREFERRED STOCKS - 0.0%
FINANCIALS - 0.0%
Thrifts & Mortgage Finance - 0.0%
Federal Home Loan Mortgage Corp. (FHLMC)	8.375%	12,125	15,399	*(a)
Federal National Mortgage Association (FNMA)	8.250%	8,850	11,239	*(a)

TOTAL PREFERRED STOCKS (Cost - $524,375)			26,638

See Notes to Schedule of Investments.

WESTERN ASSET LIMITED DURATION BOND PORTFOLIO

Schedule of investments (unaudited) (cont’d)	March 31, 2010

SECURITY	EXPIRATION DATE	CONTRACTS	VALUE
PURCHASED OPTION - 0.0%
Eurodollar Mid Curve 1-Year Futures, Put @ $98.13 (Cost - $4,519)	4/16/10	52	2,275

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost - $59,039,146)			52,412,284

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
SHORT-TERM INVESTMENTS - 9.2%
U.S. Government Agency - 0.2%
Federal National Mortgage Association (FNMA), Discount Notes (Cost - $119,914)	0.180%	8/23/10	$120,000	119,899	(g)(h)

Repurchase Agreement - 9.0%
Deutsche Bank Securities Inc. repurchase agreement dated 3/31/10; Proceeds at maturity - $5,302,003; (Fully collateralized by U.S. government agency obligation, 1.050% due 11/15/10; Market value - $5,408,041) (Cost - $5,302,000)	0.020%	4/1/10	5,302,000	5,302,000

TOTAL SHORT-TERM INVESTMENTS (Cost - $5,421,914)				5,421,899

TOTAL INVESTMENTS – 97.5% (Cost - $64,461,060#)				57,834,183
Other Assets in Excess of Liabilities - 2.5%				1,511,020

TOTAL NET ASSETS - 100.0%				$59,345,203

*	Non-income producing security.

(a)	Variable rate security. Interest rate disclosed is that which is in effect at March 31, 2010.

(b)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(c)	Security has no maturity date. The date shown represents the next call date.

(d)	The coupon payment on these securities is currently in default as of March 31, 2010.

(e)	Illiquid security.

(f)	Security is valued in good faith at fair value by or under the direction of the Board of Directors (See Note 1).

(g)	All or a portion of this security is held at the broker as collateral for open futures contracts.

(h)	Rate shown represents yield-to-maturity.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:

ARM	— Adjustable Rate Mortgage
MASTR	— Mortgage Asset Securitization Transactions Inc.

SCHEDULE OF WRITTEN OPTIONS

SECURITY	EXPIRATION DATE	STRIKE PRICE	CONTRACTS	VALUE
Eurodollar Futures, Call	6/14/10	$99.38	4	$2,650
Eurodollar Futures, Call	6/14/10	99.50	9	3,375
Eurodollar Futures, Call	9/13/10	99.50	36	8,550
Eurodollar Futures, Call	9/13/10	98.75	7	12,819
Eurodollar Futures, Call	3/14/11	98.75	11	10,588
Eurodollar Futures, Put	6/14/10	99.50	9	394
Eurodollar Futures, Put	3/14/11	98.75	11	8,662
Eurodollar Mid Curve 1-Year Futures, Put	4/16/10	97.88	52	650

TOTAL WRITTEN OPTIONS (Premiums received - $46,086)				$47,688

See Notes to Schedule of Investments.

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Western Asset Limited Duration Bond Portfolio (the “Fund”) is a separate diversified investment series of Western Asset Funds, Inc. (the “Corporation”). The Corporation is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment Valuation. Debt securities are valued at the last quoted bid price provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market and are valued at the bid price as of the close of business of that market. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these securities at fair value as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of the security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to convert future amounts to a single present amount.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Long-term investments†:
Corporate bonds & notes	—	$27,539,946	$229,233	$27,769,179
Asset-backed securities	—	10,176,493	269,313	10,445,806
Collateralized mortgage obligations	—	6,814,420	727,842	7,542,262
Mortgage-backed securities	—	583,056	246,153	829,209
Sovereign Bonds	—	962,020	—	962,020
U.S. government & agency obligations	—	4,834,895	—	4,834,895

Preferred stocks	$26,638	—	—	26,638
Purchased options	2,275	—	—	2,275

Total long-term investments	$28,913	$50,910,830	$1,472,541	$52,412,284

Short-term investments†	—	5,421,899	—	5,421,899

Total investments	$28,913	$56,332,729	$1,472,541	$57,834,183

Other financial instruments:

Futures contracts	$(18,088)	—	—	$(18,088)

Written options	(47,688)	—	—	(47,688)

Credit default swaps on Credit Indices - sell protection‡	—	$(53,842)	—	(53,842)

Credit default swaps on corporate issues - buy protection‡	—	(3,121)	—	(3,121)

Credit default swaps on credit indices - buy protection‡	—	(31,979)	—	(31,979)

Total other financial instruments	$(65,776)	$(88,942)	—	$(154,718)

Total	$(36,863)	$56,243,787	$1,472,541	$57,679,465

†	See Schedule of Investments for additional detailed categorizations.

‡	Values include any premiums paid or received with respect to swap contracts.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

INVESTMENTS IN SECURITIES	CORPORATE BONDS & NOTES	ASSET- BACKED SECURITIES	COLLATERALIZED MORTGAGE OBLIGATIONS	MORTGAGE - BACKED SECURITIES	TOTAL
Balance as of December 31, 2009	—	—	—	—	—
Accrued premiums/discounts	$236	—	$2,216	$(7)	$2,445
Realized gain/(loss)(1)	—	—	23	—	23
Change in unrealized appreciation (depreciation)(2)	(1,547)	—	3,020	(45)	1,428
Net purchases (sales)	230,544	—	722,583	246,205	1,199,332
Transfer into Level 3	—	269,313	—	—	269,313
Transfer out of Level 3	—	—	—	—	—

Balance as of March 31, 2010	$229,233	$269,313	$727,842	$246,153	$1,472,541

Net change in unrealized appreciation (depreciation) for investments in securities still held at March 31, 2010(2)	$(1,547)	$—	$3,020	$(45)	$1,428

(1)	This amount is included in net realized gain (loss) from investment transactions.

(2)

Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

(b) Repurchase Agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, a fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and of the fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during a fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked to market and measured against the value of the agreement to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Written Options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked to market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing a call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Futures Contracts. The Fund may use futures contracts to gain exposure to, or hedge against, changes in the value of equities, interest rates or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the “initial margin” and subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded.

Futures contracts involve, to varying degrees, risk of loss. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(e) Swap Agreements. The Fund may invest in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with ordinary portfolio transactions.

Swap contracts are marked to market daily and changes in value are recorded as unrealized appreciation/(depreciation). Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities held as collateral for swap contracts are identified in the Schedule of Investments.

Credit Default Swaps. The Fund may enter into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to a sovereign issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

(f) Foreign Currency Translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(g) Credit and Market Risk. Investments in securities that are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(h) Security Transactions. Security transactions are accounted for on a trade date basis.

2. Investments

At March 31, 2010, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$1,006,468
Gross unrealized depreciation	(7,633,345)

Net unrealized depreciation	$(6,626,877)

At March 31, 2010, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain (Loss)
Contracts to Buy:
90-Day Eurodollar	23	12/11	$5,578,312	$5,619,187	$40,875
U.S. Treasury 5-Year Notes	21	6/10	2,422,350	2,411,719	(10,631)

					$30,244

Contracts to Sell:
90-Day Eurodollar	23	12/10	5,655,188	5,702,275	(47,087)
U.S. Treasury 10-Year Notes	8	6/10	928,755	930,000	(1,245)

					$(48,332)

Net Unrealized Loss on Open Futures Contracts					$(18,088)

During the period ended March 31, 2010, written option transactions for the Fund were as follows:

	Number of Contracts	Premiums
Written options, outstanding December 31, 2009	67	$38,853
Options written	204	62,275
Options closed	(115)	(48,114)
Options expired	(17)	(6,928)

Written options, outstanding March 31, 2010	139	$46,086

At March 31, 2010, the Fund had the following open swap contracts:

SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT[1]	TERMINATION DATE	PERIODIC PAYMENTS RECEIVED BY THE FUND‡	MARKET VALUE	UPFRONT PREMIUMS PAID/ (RECEIVED)	UNREALIZED APPRECIATION/ (DEPRECIATION)
Credit Default Swaps on Credit Indices - Sell Protection[3]
Credit Suisse First Boston USA (ABX.HE-AAA 06-1)	$377,836	7/25/45	0.18% Monthly	$(53,842)	$(23,117)	$(30,725)

SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT[1]	TERMINATION DATE	PERIODIC PAYMENTS MADE BY THE FUND‡	MARKET VALUE	UPFRONT PREMIUMS PAID/ (RECEIVED)	UNREALIZED APPRECIATION/ (DEPRECIATION)
Credit Default Swaps on Corporate Issues - Buy Protection[4]
The Goldman Sachs Group, Inc. (Assured Guaranty Municipal Corp., 0.48023%, due 11/15/2013)	$40,000	3/20/11	5% Quarterly	$(705)	$(402)	$(303)
The Goldman Sachs Group, Inc. (Assured Guaranty Municipal Corp., 0.48023%, due 11/15/2013)	30,000	3/20/13	5% Quarterly	(966)	(197)	(769)
The Goldman Sachs Group, Inc. (Assured Guaranty Municipal Corp., 0.48023%, due 11/15/2013)	40,000	3/20/15	5% Quarterly	(626)	388	(1,014)
The Goldman Sachs Group, Inc. (Assured Guaranty Municipal Corp., 0.48023%, due 11/15/2013)	50,000	3/20/20	5% Quarterly	(824)	1,313	(2,137)

Total	$160,000			$(3,121)	$1,102	$(4,223)

SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT[1]	TERMINATION DATE	PERIODIC PAYMENTS MADE BY THE FUND‡	MARKET VALUE[5]	UPFRONT PREMIUMS PAID/ (RECEIVED)	UNREALIZED APPRECIATION/ (DEPRECIATION)
Credit Default Swaps on Credit Indices - Buy Protection[4]
Barclays Capital Inc. (CDX IG 11)	$1,587,200	12/20/13	1.5% Quarterly	$(31,979)	$42,244	$(74,223)

1	The maximum potential amount the Fund could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

2	Implied credit spreads, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

3	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

4	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the underlying securities comprising the referenced index.

5	The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

‡	Percentage shown is an annual percentage rate.

3. Derivative Instruments and Hedging Activities

Financial Accounting Standards Board Codification Topic 815 (“ASC Topic 815”) requires enhanced disclosure about an entity’s derivative and hedging activities.

The following is a summary of the Fund’s derivative instruments categorized by risk exposure at March 31, 2010:

	Futures Contracts
Primary Underlying Risk Disclosure	Unrealized Appreciation	Unrealized Depreciation	Purchased Options, at value	Written Options, at value	Swap Contracts, at value	Total
Interest Rate Contracts	$40,875	$(58,963)	$2,275	$(47,688)	—	$(63,501)
Credit Contracts	—	—	—	—	$(88,942)	(88,942)
Other Contracts	—	—	—	—	—	—
Total	$40,875	$(58,963)	$2,275	$(47,688)	$(88,942)	$(152,443)

During the period ended March 31, 2010, the Fund had average market values of $7,092,289, $6,534,688, $869 and $42,921 in futures contracts (to buy), futures contracts (to sell), purchased options and written options, respectively. Additionally, the Fund had average notional balances of $1,667,200 and $386,230 in credit default swap contracts (to buy protection) and credit default swap contracts (to sell protection), respectively.

The Fund has several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund fulfills its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund’s net assets and or percentage decrease in the Fund’s Net Asset Value or NAV. The contingent features are established within the Fund’s International Swap and Derivatives Association, Inc. master agreements which govern positions in swaps, over-the-counter options, and forward currency exchange contracts for each individual counterparty.

As of March 31, 2010, the total value of swap positions with credit related contingent features in a net liability position was $88,942. If a contingent feature would have been triggered as of March 31, 2010, the Fund would have been required to pay this amount in cash to its counterparties. The Fund did not hold or post collateral for its swap transactions.

ITEM 2.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Western Asset Funds, Inc.

By	/S/ R. JAY GERKEN
R. Jay Gerken
President

Date: May 27, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/S/ R. JAY GERKEN
R. Jay Gerken
President

Date: May 27, 2010

By	/S/ FRANCES M. GUGGINO
Frances M. Guggino
Principal Financial and Accounting Officer

Date: May 27, 2010